UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☐ Emerging growth company

◻ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).  Olin Corporation (“Registrant,” “we,” “our” or “us”) disclaims any intention or obligation to update or revise this information.

Pricing of Notes Offering

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of Registrant’s press release dated May 14, 2020, announcing the pricing of its previously announced private offering of $500 million aggregate principal amount of its 9.500% senior notes due 2025 (the “Senior Notes”) in a transaction exempt from the registration requirements of the Securities Act.

The Senior Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Senior Notes, nor shall there be any sale of the Senior Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

Statements in this Current Report on Form 8-K which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the offering of the Senior Notes.  These statements often include words such as “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “project,” “estimate,” “forecast,” “optimistic,” or similar expressions  relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future events, and current expectations, estimates and projections about the offering of the Senior Notes.  However, it should be understood that these statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control.  Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the Securities and Exchange Commission, including without limitation the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as supplemented by the additional Risk Factor set forth in Part II, Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, include, but are not limited to the following: sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us, such as vinyls, urethanes, and pulp and paper; the cyclical nature of our operating results, particularly declines in average selling prices in the chlor alkali industry and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products; our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation; higher-than-expected raw material, energy, transportation and/or logistics costs; failure to control costs or to achieve targeted cost reductions; new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility; the negative impact from the COVID-19 pandemic and the global response to the pandemic; the failure or an interruption of our information technology systems; complications resulting from our multiple enterprise resource planning systems and the conversion to a new system; a loss of a substantial customer for either chlorine or caustic soda could cause an imbalance in customer demand for these products; our substantial amount of indebtedness and significant debt service obligations; unexpected litigation outcomes; changes in, or failure to comply with, legislation or government regulations or policies; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; failure to attract, retain and motivate key employees; the effects of any declines in global equity markets on asset values and any declines in interest rates used to value the liabilities in our pension plan; adverse changes in international markets, including economic, political or regulatory changes; our long range plan assumptions not being realized causing a non-cash impairment charge of long-lived assets; adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital; and various risks associated with our transition and subsequent operation of the Lake City U.S. Army Ammunition Plant.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.  We may not consummate the offering described herein and, if such offering is consummated, we cannot provide any assurances regarding the final terms of such offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit

99.1	Press release announcing pricing of private offering of Senior Notes dated May 14, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: May 14, 2020